UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) APRIL 19, 2004


                   CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
               ---------------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-8513                                          22-2058515
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(Commission File Number)                    (IRS Employer Identification Number)



62 Broadway, Point Pleasant Beach, New Jersey                       08742
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(Address of principal executive office)                           (Zip Code)

                     732-295-0350
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(Registrant's telephone number, including area code)

                                    FORM 8-K

                                 April 19, 2004

                            CHEFS INTERNATIONAL, INC.


ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 19, 2004, Chefs International, Inc. issued a press release announcing that the special committee of its Board of Directors formed to review and analyze a proposal to purchase the common stock owned by its minority stockholders had voted to reject a revised offer to purchase the common stock at a cash purchase price of $2.50 per share. The text of the press release is attached hereto as Exhibit 99.3

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (C)  EXHIBITS

                99.3 Press Release issued by Chefs International, Inc. on April 19, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CHEFS INTERNATIONAL, INC.
                                               ---------------------------------
                                                      (Registrant)


Dated:   APRIL 19, 2004                     By /s/ Anthony Papalia
                                               ---------------------------------
                                               Anthony Papalia, President